EXHIBIT 10.1
Confidential treatment has been requested for portions of this Exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
DEVELOPMENT AND MARKETING AGREEMENT
     This Development and Marketing Agreement (this “Agreement”) is hereby entered into and effective as of February 22, 2006 (the “Effective Date”) by and between Spectrum Pharmaceuticals, Inc. (“Spectrum”), a Delaware corporation, with offices located at 157 Technology Drive, Irvine, California 92618 and Par Pharmaceutical, Inc. (“Par”), a Delaware corporation with offices located at 300 Tice Boulevard, Woodcliff Lake, New Jersey 07677. Spectrum and Par shall each be defined as a “Party” and together as the “Parties” under this Agreement.
     WHEREAS, Spectrum is engaged in the development of certain generic pharmaceutical products and desires Par to market, sell and distribute certain of Spectrum’s products in the Territory;
     WHEREAS, Par desires to market, sell and distribute certain of Spectrum’s products in the Territory;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
ARTICLE 1. DEFINITIONS
     1.1. “Act” means the United States Federal Food, Drug and Cosmetic Act, as amended from time to time, and the rules, regulations and guidelines promulgated thereunder.
     1.2. “Affiliate(s)” means a Person that Controls, is Controlled by or is under common Control with a Party.
     1.3. “ANDA” means an Abbreviated New Drug Application pursuant to 21 U.S.C. 355(j) and 21 C.F.R. § 314.3.
     1.4. “API” means an active pharmaceutical ingredient used in the manufacture of a Product.
     1.5. “Applicable Laws” means all applicable laws, rules, regulations and guidelines that may apply to the development, manufacturing, exportation, importation, promotion, marketing, sale or distribution of the Products and/or the performance of a Party’s obligations under this Agreement, to the extent applicable and relevant, and including specifically, but without limitation, all cGMP or similar standards or guidelines of the FDA and including trade association guidelines, where applicable, as well as U.S. export control laws and the U.S. Foreign Corrupt Practices Act.

     1.6. “cGMP” means all applicable standards relating to manufacturing practices for fine chemicals, active pharmaceutical ingredients, intermediates, bulk products or finished pharmaceutical products, including the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Parts 210 and 211.
     1.7. “Commercial Launch” means, on a product-by-product basis, the first sale of such Product by Par, or its Affiliate, to an unaffiliated Third Party after such Product has received all necessary Regulatory Approvals.
     1.8. “Commercially Reasonable Efforts” means with respect to each Party, efforts and commitment of resources in accordance with such Party’s reasonable business, legal, medical, and scientific judgment that are consistent with the efforts and resources such Party would use for other products owned by it or to which it has exclusive rights, which are of similar market potential and at a similar stage in their life cycle, taking into account the competitiveness of the market place, the regulatory structure involved and other relevant factors.
     1.9. “Committee” shall have the meaning set forth in Section 4.1.
     1.10. “Competing Product” means any Drug Product, excluding the Products under this Agreement, which is a Therapeutic Equivalent of a Reference Listed Drug listed on Schedules 1.18, 1.19, 1.20 or 1.37.
     1.11. “Confidential Information” means with respect to a Party (as the “Disclosing Party”), all non-public information of any kind whatsoever (including without limitation, data, compilations, formulae, models, patent disclosures, procedures, processes, projections, protocols, results of experimentation and testing, specifications, strategies, techniques and all non-public Intellectual Property Rights (defined below)), and all tangible and intangible embodiments thereof of any kind whatsoever (including without limitation, apparatus, compositions, documents, drawings, machinery, patent applications, records and reports), which is disclosed by the Disclosing Party to the other Party (as the “Receiving Party”) and is acknowledged to be confidential at the time of such disclosure. Notwithstanding the foregoing, Confidential Information of a Disclosing Party shall not include information which the Receiving Party can establish by competent proof (a) to have been publicly known prior to disclosure of such information by the Disclosing Party to the Receiving Party, (b) to have become publicly known, without fault on the part of the Receiving Party, subsequent to disclosure of such information by the Disclosing Party to the Receiving Party, (c) to have been received by the Receiving Party free of an obligation of confidentiality from a source, other than the Disclosing Party, rightfully having possession of and the right to disclose such information free of an obligation of confidentiality, (d) to have been otherwise known by the Receiving Party prior to disclosure of such information by the Disclosing Party to the Receiving Party, or (e) to have been independently developed by employees or agents of the Receiving Party without the use of or access to Confidential Information of the Disclosing Party.
     1.12. “Control” including, with correlative meaning, the terms “Controlled by” or “under common Control with” means the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of such Person, whether by the ownership of at least fifty percent (50%) of the voting interest of such Person (it being understood that the direct or indirect ownership of a lesser percentage of such interest shall not necessarily preclude the existence of control), or by contract or otherwise.
     1.13. “Drug Product” means a drug product as defined in 21 C.F.R. § 314.3 for administration to human subjects.
     1.14. “Development Costs and Expenses” means the costs and expenses relating to all research and development for each Product for the Territory, including, without limitation, such costs and expenses related to materials (e.g., API), analytical testing (e.g., outside laboratory expenses), process development costs, pre-clinical and clinical costs, bioequivalence or bioavailability testing, exhibit batch and validation costs, processing and conversion costs of materials required for regulatory filings but excluding, costs and expenses associated with legal due diligence, litigation, and ANDA submissions and prosecutions.
     1.15. “Direct Cost” means (i) in the event a Party is manufacturing a Product, the direct costs actually incurred for the manufacturing, Labeling and Packaging of the Product including the cost of all API and excipient raw material ingredients, packaging components, and direct labor, including quality control and assurance testing that are a necessary part of manufacturing or (ii) in the event a Third Party is manufacturing a Product, the out-of-pocket expenses actually paid by such Party to a Third Party for Product. Direct Costs shall not include any Development Costs and Expenses or any allocations for overhead (except as set forth in the preceding sentence), depreciation, idle or excess capacity, or other indirect costs.
     1.16. “Generic Products” means collectively the Group A Generic Products, the Group B Generic Products and the Group C Generic Products.
     1.17. “Governmental Authority” means any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.
     1.18. “Group A Generic Products” means the Drug Products that are Therapeutically Equivalent to the Reference Listed Drugs listed on Schedule 1.18 attached hereto including all listed dosage strengths and Packaging forms thereof and for which Par is under no conflicting or prohibiting contractual obligations. *** The Parties acknowledge that Par is restricted from commercialization of the Cipro Tablet Products listed on Schedule 1.18 until March 11, 2006.
     1.19. “Group B Generic Products” means the Drug Products that are Therapeutically Equivalent to the Reference Listed Drugs listed on Schedule 1.19 attached hereto including all listed dosage strengths and Packaging forms thereof. The Parties acknowledge that Par is restricted from commercializing the Paraplatin Products listed on Schedule 1.19 until Spectrum’s agreement with Cura Pharmaceutical Company, Inc. (“Cura”) has been amended to become a non-exclusive agreement. Spectrum shall promptly notify Par when such agreement has been

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amended. After Spectrum notifies Par, the Paraplatin Products will be considered a Group B Generic Product and notwithstanding anything in the Agreement to the contrary, Par shall have semi-exclusive rights to Carboplatin (i.e. only Cura and Par shall have the right to market Spectrum’s Paraplatin Products), and everywhere in this Agreement where it refers to exclusive rights to the Products, there shall only be semi-exclusive rights for the Paraplatin Products. ***
     1.20. “Group C Generic Products” means the Drug Products that are Therapeutically Equivalent to the Reference Listed Drugs listed on Schedule 1.20 attached hereto including all listed dosage strengths and Packaging forms thereof.
     1.21. “FDA” means the United States Food and Drug Administration or any successor agency thereto.
     1.22. “First-to-File Opportunity” means an opportunity to license or purchase the right to market, distribute, sell or have sold a Competing Product under a first filed ANDA pursuant 21 U.S.C. § 355(j)(2)(vii)(IV) against a Reference Listed Drug.
     1.23. “Intellectual Property ” means without limitation all of the following: (i) patent applications, continuation applications, continuation in part applications, divisional applications, any foreign patent applications corresponding to any of the foregoing, and any patents that may grant or may have been granted on any of the foregoing, including without limitation reissues, re-examinations and extensions thereof; (ii) all know-how, trade secrets, inventions (whether patentable or otherwise), data, processes, techniques, procedures, compositions, devices, methods, formulas, protocols and information, whether patentable or not; (iii) copyrightable works, copyrights and applications, registrations and renewals; (iv) logos, trademarks, service marks, and all applications and registrations relating thereto; (v) other proprietary rights; and (vi) copies and tangible embodiments of any one or more of the foregoing.
     1.24. “Label,” “Labeled” or “Labeling” means all labels and other written, printed or graphic matter, (i) upon the Product or any container or wrapper utilized with the Product, or (ii) accompanying the Product, including without limitation, package inserts, which in either case may be subject to FDA review.
     1.25. “Marketing Fee” means the dollar amount equal to *** percent (***%) of Net Sales.
     1.26. “Material Adverse Event” means an event, change or occurrence that has or would reasonably likely cause a material adverse effect on the financial position, business, properties, operations or assets of Spectrum.
     1.27. “NDA” means a new drug application filed with the FDA pursuant to and under 21 U.S.C. § 355(b) of the Act, together with the FDA’s implementing rules and regulations.
     1.28. “Net Profit” means the Net Sales of each Product less ***

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     1.29. “Net Sales” means the dollar amount determined by deducting from the gross amount invoiced for the Product sold by Par, or by an Affiliate of Par, or by a permitted sub-licensee, as the case may be, in the Territory the following to the extent they relate directly to the sale of the Products by Par: (i) all applicable sales credits accrued in accordance with accounting principles generally accepted in the United States, (ii) payments or rebates incurred pursuant to federal, state and local government assistance programs, whether in existence now or enacted at any time hereafter, (iii) costs for transit insurance, freight, handling or other transportation, (iv) customs duty, sales, use or excise taxes, and (v) the write-off of any bad debt. Sales credits accrued in accordance with accounting principles generally accepted in the United States include credits or discounts related to the following: (i) customer returns, returned goods allowances, billing and shipping errors, rejected goods and damaged goods, (ii) cash or terms discounts, (iii) customer rebate programs, (iv) chargebacks and administration fees or similar credits or payments granted to customers pursuant to contract or other purchases, (v) sales promotions, trade show discounts and stocking allowances, (vi) price adjustments, including those on customer inventories following price changes, and (vii) Product recall.
     1.30. “Packaging” means all primary containers, including bottles, cartons, shipping cases or any other like matter used in packaging or accompanying the Product.
     1.31. “Person” means an individual, corporation, partnership, limited liability company, firm, association, joint venture, estate, trust, governmental or administrative body or agency, or any other entity.
     1.32. “Proceedings” means, without limitation, governmental, judicial, administrative or adversarial proceedings (public or private), litigation, suits, arbitration, disputes, claims, causes of action or investigations.
     1.33. “Products” means both Generic Products and the Sumatriptan Products.
     1.34. “Product Specifications” means the specification for each Product as approved in the Regulatory Approval for such Product, including (as applicable) statements of pharmaceutical manufacturing, labeling, filling, packaging, storage and quality control procedures, and Labeling and Packaging specifications (as such may be revised from time to time in accordance with Applicable Law) together with any additional specifications that may be agreed to between the Parties.
     1.35. “Reference Listed Drug” shall have the meaning set forth at 21 C.F.R § 314.3.
     1.36. “Regulatory Approvals” means, with respect to each Product, any approvals, product and/or establishment licenses, registrations, permits or authorizations, including without limitation approvals under ANDAs which are necessary for the commercial manufacture, use, storage, importation, transport, promotion, pricing, distribution or sale of each Product in the Territory or other applicable locations.

     1.37. “Sumatriptan Products” means all dosage and/or Packaging forms of the Drug Products listed on Schedule 1.37 that are Therapeutically Equivalent to the Reference Listed Drug Imitrex (sumatriptan) ***
     1.38. “Territory” means the United States, its territories, possessions, protectorates and the Commonwealth of Puerto Rico.
     1.39. “Therapeutic Equivalent” including, with correlative meaning, the term “Therapeutically Equivalent” shall have the meaning given to it by the FDA in the edition of the “Approved Drug Products with Therapeutic Equivalence Evaluations” which was current as of the Effective Date (the “Orange Book”).
     1.40. “Third Party” or “Third Parties” shall mean any Person or entity other than a Party or its Affiliates
     1.41. “Transfer Price” means the dollar amount equal to the Direct Cost for each Product.
ARTICLE 2. DEVELOPMENT
     2.1. General Development Obligations. Spectrum shall use Commercially Reasonable Efforts to develop each Product, for all applicable dosage strengths and Packaging forms listed on Schedules 1.18, 1.19, 1.20 and 1.37. For future products, it is the intent of both Parties for Spectrum to develop all approved dosage strengths and Packaging forms, however, the Committee shall decide which dosage strengths and Packaging forms will be developed. Spectrum’s development responsibilities shall include, without limitation, the following:
2.1.1. Spectrum shall develop a stable final dosage form of each Product, which does not infringe any Third Party Intellectual Property that shall be Therapeutically Equivalent to the corresponding Reference Listed Drug. ***
2.1.2. Spectrum shall manufacture, or ensure that a Third Party manufactures, all supplies of the Products required for Regulatory Approval in facilities that meet the Applicable Laws.
2.1.3. Spectrum shall be responsible for, and maintain, materials, facilities and personnel reasonably necessary to fulfill its obligations under this Agreement.
2.1.4. Spectrum shall keep Par informed of the progress of the development of the Products and shall cooperate with Par and its legal counsel in assessing and avoiding infringement of Third Party Intellectual Property ***, including, but not limited to, providing Par and its legal

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counsel with proposed and final formulations, results of all testing and analytical studies, API processing and synthesis information, manufacturing processes and access to Spectrum’s technical personnel involved in the development of a Product.
2.1.5. Spectrum shall conduct all reasonable testing and analytical studies required by the FDA to support an ANDA for each Product as applicable.
     2.2. Development Compliance. Spectrum shall comply with, and shall require compliance by its Third Party contractors with, all Applicable Laws in the conduct of all activities associated with the development and manufacture of the Products including all associated analytical methods and cGMP requirements.
     2.3. Development Costs and Expenses. Spectrum shall be responsible for all Development Costs and Expenses for each Product, including any bioequivalence or bioavailability studies that are needed for the filing and approval of an ANDA for a Product. In the event Spectrum requests that Par reasonably assist in the development of any Product, Spectrum shall reimburse Par for all of its reasonable costs and expenses associated with such assistance that are approved in writing in advance by Spectrum.
     2.4. Future Products. The Parties desire that their collaboration with respect to the development and commercialization of generic pharmaceutical products be extended to additional brand name products and generic products in addition to the Products. In view of that desire, the Parties shall work together to develop additional products over a mutually acceptable period of time.
2.4.1. From time to time during the term of this Agreement either Party may nominate additional product for collaboration through the Committee, which the other Party shall duly consider.
2.4.2. The Parties agree to either incorporate any additional products into this Agreement through amendment or to negotiate in good faith a new agreement. With respect to additional generic products, such an agreement shall be on substantially similar terms and with substantially similar financial terms as those relating to the Generic Products and/or Sumatriptan Products, as applicable, set forth in this Agreement, with the understanding that such terms and conditions may be different from those described herein.
2.4.3. Any information or materials shared by either Party during the course of any discussions or negotiations relating to the collaboration on any additional products shall be deemed Confidential Information and subject to Article 10 of this Agreement.
ARTICLE 3. REGULATORY
     3.1. ANDA Ownership. The ANDA for each Product shall be owned exclusively by

Spectrum. Spectrum shall maintain all Regulatory Approvals during the term of this Agreement.
     3.2. ANDA Prosecution.
3.2.1. The Parties acknowledge that Spectrum has filed a number of ANDAs for the Products prior to the Effective Date and with respect to such Products Spectrum shall diligently continue to pursue Regulatory Approval of such Product.
3.2.2. With respect to the Products not covered under Section 3.2.1, Spectrum shall use Commercially Reasonable Efforts to file ANDAs for such Products as soon as possible and shall thereafter continue to diligently pursue Regulatory Approval.
3.2.3. Par shall be provided with the opportunity to review and comment on all future material submissions to the FDA, including any ANDAs, relating to the Products.
3.2.4. Spectrum will provide copies of all material information related to the Products in its possession or control and all submissions made to the FDA related to the Products, including any accompanying material data, to Par upon Par’s request. Notwithstanding the foregoing, regarding Third Party information, Spectrum shall use Commercially Reasonable Efforts to obtain consent from such Third Parties to provide such information to Par. For future agreements with Third Parties regarding Products, Spectrum shall use Commercially Reasonable Efforts to negotiate a three-way CDA with Spectrum, Par and the Third Party to allow Spectrum to share the Third Party’s confidential information with Par.
     3.3. Expenses. Spectrum shall bear all costs and expenses associated with gaining and maintaining Regulatory Approval for each Product.
     3.4. Progress Updates. Spectrum shall keep Par informed of the progress of the prosecution of each ANDA, including providing good faith projections of the approximate time at which approval of the ANDA may be expected and providing notice of any negative communications from the FDA which could affect approval timing or otherwise affect the supply of Product.
ARTICLE 4. COLLABORATION COMMITTEE
     4.1. Establishment of the Committee. The Parties each hereby agree to work together in good faith in the collaboration under this Agreement and to keep each other reasonably informed of its activities under this Agreement. Additionally, and in support of the foregoing, promptly after the Effective Date, the Parties will form a committee comprised of six (6) people in total to facilitate communication between the Parties and to administer the collaboration (the “Committee”). Each Party shall have equal representation in the Committee. Each Party shall have the right from time to time to substitute new members, on a permanent or temporary basis, for any of its previously designated members of the Committee. Each Party shall bear its own costs associated with participation in the Committee.
     4.2. Purpose and Responsibilities of the Collaboration Committee. The Committee shall generally oversee the development and the commercialization of the Products and facilitate communication between the Parties, including as follows:
4.2.1. The Committee shall coordinate the exchange of information, technology and know-how as applicable to the collaboration;
4.2.2. The Committee shall establish approximate timelines for the development of the Products including timing of bioequivalence or bioavailability studies and the filing of the ANDAs;
4.2.3. The Committee shall establish approximate timelines associated with the commercialization of the Products including the timing of supply and manufacturing commitments, the timing of the Commercial Launch, and marketing of the Products such as achieving certain sales targets;
4.2.4. The Committee shall oversee the development of each formulation and the associated legal assessments including those of risks associated with Third Party Intellectual Property;
4.2.5. The Committee shall facilitate communication regarding, and resolution of, any disputes between the Parties;
4.2.6. The Committee shall also address such other matters as are referred to the Committee from time to time by mutual agreement of the Parties;
4.2.7. The Committee shall discuss and the Parties shall mutually agree to add new products as set forth in Section 2.4;
4.2.8. The Committee shall discuss and the Parties shall mutually agree to add new dosage strengths and Packaging forms for the Products to the appropriate Schedule; and
4.2.9. The Committee shall discuss pricing of the Products, and in addition, Spectrum may request pricing information from a representative of Par on the Committee at any time.
     4.3. Decision-Making; Limitations on Authority. Decisions of the Committee shall be made by unanimous agreement. In the event that unanimity is not achieved within the Committee, the matter will be referred to Par’s and Spectrum’s CEOs, who shall promptly meet and endeavor in good faith to resolve such matter in a timely manner. The Committee shall not have any authority to impose financial, cost or other obligations on either Party in excess of those expressly set forth in this Agreement, unless expressly consented to in writing by such Party.

     4.4. Collaboration Committee Meetings. During the term of this Agreement, the Committee shall meet at least twice each calendar year or at such other frequency as the Committee determines. The Parties shall meet on a date and at a time and location determined by the Committee; the Parties anticipate alternating meetings between the Party’s respective sites. Upon written notice by either Party to the other that a meeting is required or requested, a meeting will be held within thirty (30) calendar days of such notice on a date and time and at a location to be agreed upon by the Parties, or sooner if warranted by the circumstances. Notice requesting such a meeting shall include adequate information describing the activity to be reviewed. Any meetings of the Committee may be held in person at a location to be agreed to by the Parties, or by videoconference or teleconference. A reasonable number of additional representatives of either Party including outside consultants and legal counsel, subject to the other Party’s reasonable consent, may attend meetings of the Committee in a non-voting capacity. At least one week prior to any meeting of the Committee, each Party shall provide the other with a proposed agenda of the matters to be discussed at such meeting. A Committee Chairperson shall be selected for a one-year term and shall alternate between designees of the Parties, commencing with a designee of Spectrum. Within thirty (30) days after each meeting, the Committee Chairperson will provide the Parties with a written report describing, in reasonable detail, a summary of the meeting and a summary of the results and progress to date, the issues requiring resolution and the agreed resolution of previously reported issues.
ARTICLE 5. COMMERCIALIZATION
     5.1. License Grant. Spectrum hereby grants to Par an exclusive (even as to Spectrum) royalty-free, irrevocable license under its rights in and to the Regulatory Approvals and under its Intellectual Property rights associated with the Products to market, promote, distribute, sell and have sold the Products in the Territory. The foregoing license shall include the right for Par to grant sublicenses and appoint sub-contractors to market, distribute and sell the Products within the Territory on Par’s behalf.
     5.2. Promotion, Marketing, Sales and Distribution Obligations.
5.2.1. Par, at its sole expense, shall use Commercially Reasonable Efforts to launch, market, promote, distribute and sell the Products in the Territory consistent with Par’s efforts in regards of the other generic products that it distributes, as applicable. Ultimate responsibility and decision-making control with regard to marketing and pricing of the Products shall belong solely to Par. Nothing in this Agreement shall require Par to sell any Product at a loss.
5.2.2. ***

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5.2.3. The label for the Products shall be a Par label in accordance with Par’s customary practices and with the Applicable Law. However, Spectrum’s name shall be included on the label in accordance with the Applicable Law.
     5.3. Launch Timing. Subject to Par’s evaluation of any legal issues, regulatory issues, and any supply problems not resulting from a breach of Par’s supply obligations under this Agreement (a “Launch Problem”), the Commercial Launch of each Product shall take place no later than *** after receipt of the Regulatory Approvals necessary to sell, market and distribute such Product. The above notwithstanding, with regards to Products that have received Regulatory Approval prior to the Effective Date, or receive Regulatory Approval within one hundred and twenty (120) days of the Effective Date, the Parties agree to work together to set an appropriate time for the Commercial Launch of such Products. Nothing in this Section shall be construed as requiring Par to launch any Product it determines in good faith infringes any Third Party Intellectual Property or to sell any Product at a loss. In the event the Commercial Launch of a Product is delayed due to a Launch Problem, Par shall use Commercially Reasonable Efforts to resolve such Launch Problem, to the extent resolvable, and go forward with the Commercial Launch as soon as reasonably practical.
     5.4. Exclusivity. Spectrum agrees that during the term of this Agreement it will develop the Products in the Territory solely for Par’s marketing, promotion, sale and distribution in the Territory and will not sell, have sold, manufacture or have manufactured any Product or any Competing Product for purposes of use, distribution or sale in the Territory or license or enter an agreement with any Third Party to do any of the foregoing. Par agrees during the term of this Agreement (i) to source the development of the Products solely and exclusively from Spectrum, (ii) to manufacture or have manufactured, market, promote, sell and distribute the Products solely and exclusively in accordance with this Agreement, and (ii) not to develop, manufacture or have manufactured, market, promote, sell or distribute a Competing Product.
     5.5. Adverse Event Reporting.
5.5.1. Serious Adverse Events (defined below) for the Products of which either Party becomes aware shall be submitted by such Party to the other Party within three (3) business days but no later than five (5) calendar days after the date the first-mentioned Party first became aware of such Serious Adverse Event. Non-Serious Adverse Events (defined below) for the Products that are reported to one Party shall be submitted to the other Party no more than one (1) month from the date received by the first-mentioned Party.

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5.5.2. A “Serious Adverse Event” for the Products is defined as any untoward medical occurrence that at any dose for any of the Products (a) results in death, (b) is life-threatening, (c) requires inpatient hospitalization or prolongation of existing hospitalization, (d) results in persistent or significant disability/incapacity, (e) is a congenital anomaly/birth defect, (f) results in drug dependency or drug abuse, (g) causes cancer, or (h) results in an overdose. A “Non-Serious Adverse Event” for the Products is defined as an untoward medical occurrence at any dose for any of the Products that is not a Serious Adverse Event
     5.6. Recall. In the event that either Party believes it may be necessary to conduct a recall, field correction, market withdrawal, stock recovery, or other similar action with respect to any Product which was sold under this Agreement (a “Recall”), Spectrum and Par shall promptly consult with each other as to how best to proceed; it being understood and agreed that the final decision as to any Recall of any Product shall be made by Par; provided, that neither Party be prohibited hereunder from taking any action that it is required to take by Applicable Law and respective national laws. The cost of any Recall of any Product occasioned or required as part of a general Recall of the products of either Party shall be borne by that Party. Any Recall required because of the breach of this Agreement by Spectrum, shall be at Spectrum’s sole expense. Any Recall required because of a negligent act or omission in the manufacture, handling, storage, marketing, promotion, sale or distribution of Product or other breach of this Agreement by Par shall be at Par’s sole expense.
     5.7. Marketing Compliance. Par shall comply with, and shall require compliance by its Third Party contractors with, all Applicable Laws in the conduct of all activities associated with the marketing of the Products.
     5.8. Expenses. Par shall bear all costs and expenses associated with marketing each Product.
ARTICLE 6. SUPPLY AND PURCHASE
     6.1. General Obligations with Regard to Subcontracting. To the extent that either Party contracts with any Third Parties in relation to its obligations under this Agreement, such Party agrees to remain fully responsible to the other Party for such obligations and agrees that the terms of such agreements will be consistent with the pertinent terms herein, including without limitation, obligations regarding timing of Product delivery, sales, contractual restrictions regarding Competing Product competitive activities, inspections, audits, confidentiality obligations, and obligations of cooperation and communication of information.
     6.2. Commercial Supply Obligation. Par shall be responsible for providing for the commercial supply of Product for its marketing efforts. Par shall be responsible for executing the necessary binding supply agreements with a Third Party or Third Parties that obligate such Third Party or Parties to supply Par with adequate amounts of finished Product and API in order for Par to carry out its obligations under Section 5.2. Par shall use Commercially Reasonable Efforts to negotiate supply of Products at a Transfer Price that allows Par to competitively market the Products. At Par’s request, Spectrum shall assist Par in finding such Third Parties and entering into such commercial supply agreements.
     6.3. Notice to Par. During the term of this Agreement, both Parties shall (i) advise the other Party of any Governmental Authority visits to, or written inquiries about, any facilities or procedures for the manufacture, Packaging, storage, or handling of any Product within two (2) business days after notice of such visit or inquiry (or if no advance notice is given, then within three (3) business days after occurrence of such visit or inquiry), and (ii) furnish the other Party with copies of any report or correspondence issued by or provided to any Governmental Authority in connection with such visit or inquiry and reasonably related to the Product. Both Parties shall furnish notice and a summary of the interaction to the other Party within a reasonable time period after receipt of any such report or correspondence issued by or provided to the Governmental Authority in connection with such visit or inquiry. Both Parties shall permit the relevant Governmental Authorities to inspect its facilities and records in connection with the activities contemplated by this Agreement with assistance of the other Party where applicable under the same terms provided hereunder.
     6.4. Inspection by the Parties. Each Party shall permit quality assurance representatives of the other Party to inspect the manufacturing, distribution and storage facilities and all books and records of this Party relating to the production of the Product at all times upon thirty (30) days prior written notice, during normal business hours and on a confidential basis; provided, however, that such inspections shall be limited to twice annually in the absence of a breach of this Agreement by the respective Party.
     6.5. Quality Control Agreement. In the event Par enters into an intercompany quality agreement (whether as a separately executed agreement or as part of a commercial supply agreement) which will appropriately address regulatory, operational and quality obligations and responsibilities related to a Product (a “Quality Agreement”), Par shall give Spectrum a copy of such Quality Agreement.
     6.6. Product Representations, Warranties and Covenants.
6.6.1. Par represents, warrants and covenants that:
6.6.1.1. The Products shall materially conform to the applicable Product Specifications and Quality Agreement, and Par shall not modify the Product Specifications in a way that requires FDA notice or consent, unless required by Applicable Law or in order to retain Regulatory Approvals, without the prior written approval of Spectrum, which approval shall not be unreasonably delayed or withheld.
6.6.1.2. The Products shall be manufactured, Labeled and Packaged in accordance with all Applicable Laws and applicable Regulatory Approvals and that all components of Products and the primary Packaging materials shall be supplied by bona fide suppliers meeting FDA requirements with regard to drug master files, certificates of analysis, and the like.

6.6.1.3. All Product shall be released for sale by Par in accordance with the applicable ANDA and all Applicable Laws.
6.6.1.4. Par will comply with all Applicable Laws and applicable Regulatory Approvals in handling, storage and distribution of the Products as well as in marketing, distribution, promoting and selling the Products.
6.6.1.5. Par will continuously market, promote, distribute and sell the Products to the extent required by this Agreement within the Territory.
6.6.1.6. PAR MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.
ARTICLE 7. FINANCIAL PROVISIONS
     7.1. Net Profits.
7.1.1. Net Profits for each Generic Product shall be split *** percent (***%) to Spectrum and *** percent (***%) to Par.
7.1.2. Net Profits for the Sumatriptan Products shall be split *** percent (***%) to Spectrum and *** percent (***%) to Par.
7.1.3. Par shall pay to Spectrum its share of Net Profits within *** (***) days of the end of each calendar quarter in which sales of such Product have been made by Par (a “Reporting Period”).
7.1.4. In the event that Net Profits is a negative amount for any Reporting Period, no payment or refund shall be due from Spectrum to Par, in respect thereof and the Net Profits with respect to the subsequent Reporting Period, shall be reduced by such negative amount for purposes of determining Spectrum’s share of the Net Profits for such subsequent Reporting Period.
     7.2. Milestone Payments.
7.2.1. Par shall pay to Spectrum the amounts listed on Schedule 7.2.1 upon the FDA granting approval (tentative or otherwise) for marketing of each ***
7.2.2. ***

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2.3. Par’s obligation to pay the above milestones for each *** shall be subject to Par entering into commercial supply agreements for API and finished Product, for such ***
7.2.4. All milestone payments due under this Section 7.2, shall be made by Par within *** of the date they become payable.
     7.3. Records and Audits. Each Party shall have the right once per calendar year, at its own expense, during the term of this Agreement and for one (1) year thereafter, to have an independent public accountant, reasonably acceptable to the Party being audited, audit the relevant financial books and records of account of the other Party at normal business hours, upon reasonable demand, to determine or verify the amounts due and payable and/or any applicable costs and expenses hereunder. If errors of *** percent (***%) or more in the auditing Party’s favor are discovered as a result of such audit, the Party being audited shall reimburse the auditing Party for the expense of such audit and pay the deficiency with interest immediately. As a condition to such examination, the independent public accountant selected by the auditing Party may not be hired on a contingency basis and shall execute a written agreement, reasonably satisfactory in form and substance to the Party being audited, to maintain in confidence all information obtained during the course of any such examination except for disclosure to the auditing Party as necessary for the above purpose.
     7.4. Equity Investment. Subject to Spectrum’s good faith assistance in Par’s due diligence and Par not identifying a Material Adverse Event during such due diligence, at Spectrum’s request at any time in the period twenty-four (24) months following the Effective date, Par shall purchase directly from Spectrum in a private placement transaction up to *** dollars ($***) worth of shares of Spectrum common stock at a purchase price equal to the fair market value of Spectrum’s common stock. Prior to the transaction, the Parties shall in good faith negotiate the terms of the purchase agreement (and other associated documents) which shall include ***
     7.5. Characterization of Payments. Each Party agrees that the payments made to Spectrum hereunder are not royalty payments.
ARTICLE 8. INTELLECTUAL PROPERTY
     8.1. General ownership. Each Party shall own its own Intellectual Property consistent with U.S. patent, trademark, and copyright law. Each Party agrees to promptly and fully disclose any and all Intellectual Property relating to the Products to the other Party. In the event the Parties jointly develop Intellectual Property related to a Product then the Parties shall own such Intellectual Property.

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 9.LITIGATION
     9.1. Sumatriptan Litigation.
9.1.1. ***
9.1.2. Par shall assume all expenses of the Sumatriptan Litigation incurred after the Effective Date, including those of Spectrum’s current counsel to the extent relating directly to requested actions or assistance of Par or Par’s designated counsel.
9.1.3. ***
9.1.4. ***
     9.2. Except as to the Sumatriptan Litigation or any Proceeding subject to either Party’s indemnification under Article 12, if, at any time on or after the Effective Date, any Party shall become aware of any Proceeding or threat of any Proceeding by a Third Party alleging that the manufacture, use or sale of the Products in the Territory infringes the Intellectual Property rights of any Third Party or otherwise seeking to prevent, or seek damages in relation to, the marketing of the Product in the Territory (including any product liability claims), then the Party having such knowledge shall give notice thereof to the other Party as soon as reasonably practicable. If, at any time on or after the Effective Date, any Party shall become aware of any Proceeding or threat of any Proceeding by a Third Party or a Governmental Authority related to any Regulatory Approval (including any citizen’s petitions to the FDA), then the Party having such knowledge shall give notice thereof to the other Party as soon as reasonably practicable.
     9.3. ***
9.3.1. ***
ARTICLE 10. CONFIDENTIALITY
     10.1. The terms of that certain Confidentiality Agreement by and between the Parties, dated January 12, 2005 (the “Confidentiality Agreement”) (to the extent such Confidentiality Agreement is not inconsistent to this Agreement) shall be in addition to the provisions of this Article 10.

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     10.2. Neither Party shall disclose to any Third Party (other than its parent company which is to be advised in writing of the confidentiality obligations herein) any Confidential Information received by it hereunder or use any such Confidential Information for its own benefit (except as expressly set forth above) or that of any Third Party without the written consent of the Party that disclosed such Confidential Information. Each Party agrees to protect Confidential Information received from the other Party at least as well as it would its own proprietary and confidential information.
     10.3. Each Party shall bind all persons having access through it to any Confidential Information to take no steps inconsistent with or preventing such Party from carrying out the terms of this Agreement. Each Party hereby represents to the other that the receiving Party will be responsible for the acts of any officer and/or employee receiving the Confidential Information.
     10.4. Each Party, at the request of the other, shall return all Confidential Information disclosed to it hereunder, in whatever form contained, including all notes or memoranda made by its employees, agents, or representatives obtained or derived from any such Confidential Information, including any listing which identifies the documents which were provided, except that one copy of this Agreement may be retained at each Party’s Office of Counsel, to maintain a record of the same.
ARTICLE 11. REPRESENTATIONS AND WARRANTIES
     11.1. Spectrum here hereby represents and warrants that:
11.1.1. Spectrum is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;
11.1.2. Spectrum has the power and authority to enter into and be bound by the terms and conditions of this Agreement and to perform its obligations hereunder;
11.1.3. Spectrum has taken all necessary action on its part to authorize the execution and delivery of this Agreement and this Agreement has been duly executed and delivered on behalf of Spectrum and constitutes a legal, valid, binding obligation, enforceable against Spectrum in accordance with its terms;
11.1.4. Spectrum is not, and shall not be during the term of this Agreement be, subject to any legal, contractual or other restrictions, limitations or conditions which conflict with its rights and obligations under this Agreement or which might affect adversely its ability to perform hereunder; and
11.1.5. Except as set forth in Schedule 11.1.5, Spectrum owns the Regulatory Approvals or any pending Regulatory Approvals related to the Products clear of all encumbrances and the marketing, licensing, sale, import, manufacturing or importation of any Product will not subject Spectrum to any royalties or fees.
11.1.6. Spectrum’s designated counsel on the Sumatriptan Litigation is not compensated on a contingency or incentive basis.
     11.2. Par hereby represents and warrants that:
11.2.1. Par is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;
11.2.2. Par has the power and authority to enter into and be bound by the terms and conditions of this Agreement and to perform its obligations hereunder;
11.2.3. Par has taken all necessary action on its part to authorize the execution and delivery of this Agreement and this Agreement has been duly executed and delivered on behalf of Par and constitutes a legal, valid, binding obligation, enforceable against Par in accordance with its terms; and,
11.2.4. Par is not, and shall not be during the term of this Agreement be, subject to any legal, contractual or other restrictions, limitations or conditions which conflict with its rights and obligations under this Agreement or which might affect adversely its ability to perform hereunder
11.2.5. Par by reason of its business or financial expertise, has the capacity to protect its own interests in connection with its acquisition of shares of the Spectrum common stock under Section 7.4 and Par is an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).
11.2.6. Par represents, warrants and covenants that if it acquires the shares of Spectrum common stock under Section 7.4 it shall do so for its own account and not for the account or on behalf of others, and it shall do so with the intent of retaining the shares of Spectrum common stock for a period as an investment and without the present intent to redistribute the shares of Spectrum common stock.
11.2.7. Par acknowledges that (i) it must and shall bear the economic risk of holding the shares of Spectrum common stock for an indefinite period of time because at the time such shares are issued they will not have been registered under the Securities Act or any other securities law and, therefore, cannot be sold unless they are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available; (ii) the shares may not be resold or transferred on the official stock transfer records of Spectrum without furnishing to

Spectrum an opinion of counsel reasonably acceptable to Spectrum that such sale or transfer of the shares will not violate the registration provisions of applicable federal and state securities laws; and (iii) certificates representing the shares shall have endorsed on them a restrictive legend to this effect.
ARTICLE 12. INDEMNIFICATION
     12.1. Par Indemnification. Par shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold Spectrum, its officers, directors, employees and agents and Affiliates, and the successors and assigns of the foregoing (“Spectrum Indemnified Parties”), harmless from and against all expenses, damages, costs and liabilities of any kind whatsoever, including legal expenses and reasonable attorneys’ fees as a result of a Third Party claim, suit, or cause of action (collectively, “Losses”), (i) arising out of any breach by Par of any representation, warranty or obligation of Par under this Agreement, (ii) by a failure of Par, or its Affiliates, to comply with all Applicable Laws during the term of this Agreement, or (iii) the negligence or willful misconduct of Par, except to the extent that such Losses arise solely out of the negligence or willful misconduct or illegal acts of Spectrum Indemnified Parties.
     12.2. Spectrum Indemnification. Spectrum shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold Par, its officers, directors, employees and agents and Affiliates, and the successors and assigns of the foregoing (“Par Indemnified Parties”), harmless from any and all Losses (i) arising from the negligent or willful misconduct of Spectrum; or (ii) a breach of Spectrum’s representations and warranties under this Agreement; all except to the extent such Losses arise solely out of the willful misconduct or negligence or illegal acts of Par Indemnified Parties.
     12.3. No-Fault Liability. In the event either Party suffers Losses, for which such Party is not entitled to indemnification under Sections 12.1 or 12.2, arising from or based upon the death of, or bodily injury to, any person on account of the ingestion, injection or use of any Product, such Party may seek and shall be entitled to indemnification from the other Party for the percentage of such Losses equal to the other Party’s share of Net Profits for such Product.
     12.4. Obligations of the Indemnified Party. Each indemnified party under this Agreement shall give the indemnifying Party prompt written notice of any claim it receives. The indemnifying Party shall not be liable for attorneys’ fees or expenses of litigation of the indemnified party unless the indemnified Party gives the indemnifying Party the opportunity to assume full control of the defense or settlement (subject to the paragraph below). In addition, if the indemnifying Party assumes such control, it shall only be responsible for the legal fees and litigation expenses of the attorneys it designates to assume control of the litigation.
     12.5. Settlement. In no event shall the indemnified Party be entitled to settle any of the above-mentioned claims without the consent of the indemnifying Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the indemnifying Party shall not settle any claim without the indemnified Party’s written consent, which shall not be unreasonably withheld or delayed, unless such settlement is solely monetary. This Section shall not apply to any Proceeding contemplated under Article 9.
ARTICLE 13. LIMITATION OF LIABILITY
     13.1. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EXCEPT WITH RESPECT TO A BREACH OF ARTICLE 10 (CONFIDENTIALITY) HEREOF AND EXCEPT WITH RESPECT TO THIRD PARTY CLAIMS PURSUANT TO THE INDEMNIFICATION OBLIGATIONS SET FORTH IN ARTICLE 12, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES, INCLUDING FOR LOST PROFITS, OR LOSS OF OPPORTUNITY OR USE OF ANY KIND SUFFERED BY THE OTHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE.
ARTICLE 14. TERM AND TERMINATION
     14.1. Term. Unless earlier terminated pursuant to this Article 14, the term of this Agreement shall continue in force and effect on Product by Product basis from the Effective Date until the date that is ten (10) years following the Commercial Launch of such Product. This Agreement may be renewed upon mutual written agreement on an annual basis thereafter.
     14.2. Termination for Breach. Either Party may, on a Product by Product basis, terminate this Agreement or suspend performance under this Agreement upon written notice to the other Party at any time during the term of this Agreement if the other Party is in material breach of any material term of this Agreement and has not cured such material breach, if capable of cure, within *** (***) days after notice requesting cure of the breach, if not capable of cure, upon *** (***) days notice. In the event of a termination by Par of this Agreement as it relates to any Product due to a material breach by Spectrum, Spectrum shall transfer to Par, at no cost, the Regulatory Approvals (or pending Regulatory Approvals is the event an ANDA is not yet approved by the FDA) and shall retain its exclusive license under Section 5.1, for such Product.
     14.3. Termination by Mutual Consent. This Agreement may be terminated as a whole or on a product-by-product basis by mutual written consent of both Parties.
     14.4. Unilateral Product Termination. Prior to the filing of an ANDA for a Product, Spectrum shall have the unilateral right to terminate this Agreement as it applies to a specific Product upon *** (***) days notice to Par. In the event of such a termination by Spectrum, the exclusivity provisions set forth in Section 5.4 shall remain in effect for such terminated Product, solely as they apply to Spectrum, for a period of *** following a termination by Spectrum under this Section, provided, however, that Spectrum’s obligations with regard to such ANDA shall terminate completely. Between the time period of the filing of an ANDA and approval of such ANDA for a Product, Spectrum shall have the unilateral right to terminate this Agreement as it applies to such Product upon *** (***) days notice to Par. In the event of such a termination by

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Spectrum, Spectrum’s obligations with regard to such ANDA shall terminate completely and Spectrum shall, at no cost, transfer all information regarding the ANDA and all rights to the ANDA to Par to allow Par to seek Regulatory Approval for and market such Product. However, if Par does obtain Regulatory Approval for such Product, Par shall pay Spectrum the milestone payment for such Product as described in Sections 7.2.1 and 7.2.2.
     14.5. Termination for Lack of Regulatory Approval. In the event that within *** following the Effective Date, or some other date as is agreed to by the Parties, Spectrum has failed to file an ANDA for a particular Product listed on Schedule 1.18, 1.19, 1.20 or 1.37 as of the Effective Date, Par may at its discretion terminate this Agreement with respect to such Product. In the event that within *** (or some other date as is agreed to by the Parties) following the date that the Parties, through the Committee, agree to develop a future Product not on Schedule 1.18, 1.19, 1.20 and 1.37 as of the Effective Date, Spectrum has failed to file an ANDA for such Product, Par may at its discretion terminate this Agreement with respect to such Product.
     14.6. Termination for Lack of Market Share. In the event that within *** following Commercial Launch by Par of a ***, Par has been supplied by Spectrum with all its requested quantities of such Product in a timely manner and is unable to gain a (i) *** percent (***%) share of the total units sold in the Territory for the prior calendar quarter for a given ***, or (ii) *** percent (***%) share of the total units sold in the Territory for the prior calendar quarter for a given ***, Spectrum may change Par’s exclusive license to market such Product under Section 5.1 to a non-exclusive license. All other obligations between the Parties with regard to such Product shall remain in force.
     14.7. Termination for a Par Acquisition. In the event that after the Effective Date Par gains Control over a Third Party or otherwise purchases substantially all of a Third Party’s assets or Drug Products (a “Par Acquisition”), Par may, at its discretion, on a Product-by-Product basis with respect to any Product pursue the development, marketing, manufacturing and selling of a corresponding Competing Product, if through such Par Acquisition, Par gains the right to develop, market, manufacture, sell or have sold a corresponding Competing Product. In the event Par so chooses, all of Par’s obligations under this Agreement with respect to the corresponding Product shall cease and no longer be in effect and Spectrum may either (i) terminate this Agreement solely as it relates to such Product, or (ii) choose not to terminate this Agreement solely as it relates to such Product. If Spectrum chooses not to terminate this Agreement solely as it relates to such Product, Spectrum shall (a) continue to be bound to the exclusivity provisions of this Agreement set forth in Section 5.4, (b) reimburse Par, and Par shall invoice Spectrum, on a calendar *** basis, for *** percent (***%) of all costs and expenses incurred by Par the development, marketing, manufacturing and selling of a such Competing Product, including, legal fees and liabilities, payments, fees, milestones and royalties, and (c) receive from Par, on a calendar *** basis, *** percent (***%) of the consideration, including milestones, royalties, or a share of net profits or net sales, received by Par for the Competing Product.

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     14.8. First-to-File. Notwithstanding anything to the contrary in this Agreement, Par shall be free to pursue, and enter into any agreement with a Third Party with respect to any First-to-File Opportunity (a “First-to-File Agreement”). In the event Par enters into a First-to-File Agreement all of Par’s obligations under this Agreement with respect to the corresponding Product shall cease and no longer be in effect and Spectrum may either (i) terminate this Agreement solely as it relates to such Product, or (ii) choose not to terminate this Agreement solely as it relates to such Product. If Spectrum chooses not to terminate this Agreement solely as it relates to such Product, Spectrum shall (a) continue to be bound to the exclusivity provisions of this Agreement set forth in Section 5.4, (b) reimburse Par, and Par shall invoice Spectrum, on a calendar *** basis, for *** percent (***%) of all costs and expenses incurred by Par pursuant to such First-to-File Agreement, including, legal fees and liabilities, payments, fees, milestones and royalties, and (c) receive from Par, on a calendar *** basis, *** percent (***%) of all consideration received by Par pursuant to such First-to-File Agreement, including any royalty or share of net profits or net sales.
     14.9. Survival. Articles 1, 8, 10, 12, 13, 14, 16 shall survive any expiration or termination of this Agreement. In addition, unless otherwise expressly set forth herein, no expiration or termination of this Agreement shall have any affect on any payment, obligation, representation or warranty under this Agreement accruing or arising prior to such expiration or termination.
ARTICLE 15. INSURANCE
     15.1. Each Party shall maintain at all times during the term of this Agreement product liability coverage with an insurance company or companies having an A.M. Best rating of A — VII or better to cover its activities related to this Agreement. Each Party shall promptly deliver to the other a certificate evidencing such coverage. Additionally such insurance coverage shall be in place prior to the Commercial Launch and shall remain in full force for so long as any Product is being sold pursuant to this Agreement.
ARTICLE 16. MISCELLANEOUS
     16.1. Interpretation and Construction. Unless the context of this Agreement otherwise requires, (i) the terms “include,” “includes,” or “including” shall be deemed to be followed by the words “without limitation” unless otherwise indicated; (ii) words using the singular or plural number also include the other; (ii) the terms “hereof,” “herein,” “hereby,” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article,” “Section” and “Exhibit” refer to the specified Article, Section and Exhibit of this Agreement, and (v) words of any gender include each other gender . Whenever this Agreement refers to a number of days, unless otherwise specified, such number shall refer to calendar days. The headings and paragraph captions in this Agreement are for reference and convenience purposes only and shall not affect the meaning or interpretation of this Agreement. This Agreement shall not be interpreted or constructed in favor of or against either Party because of its effort in preparing it.

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     16.2. Independent Contractor Status. It is understood and agreed that nothing in this Agreement or any agreements related hereto is intended to nor shall create a partnership between the Parties. The Parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither Party hereto is to be considered the agent, partner, joint venturer or employee of the other Party for any purpose whatsoever and neither Party shall have any authority to enter into any contracts or assume any obligations for the other Party nor make any warranties or representations on behalf of that other Party.
     16.3. Waiver. The waiver by either Party of a breach of any provisions contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.
     16.4. Assignment. This Agreement shall be binding upon and inure to the benefit of each of the Parties hereto and their respective successors and approved assigns, provided neither Party may assign this Agreement without the prior written consent of the other Party except that no consent shall be required if such assignment is in connection with a merger or sale of all or substantially all of the assets of the assigning Party.
     16.5. Modification. This Agreement may not be changed, modified, amended or supplemented except by an express written instrument signed by both Parties.
     16.6. Severability. If any provision of this Agreement shall be held illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.
     16.7. Further Assurances. Each Party hereto agrees to execute, acknowledge and deliver such further instruments and documents, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement.
     16.8. Use of Party’s Name. Except as to Labeling activities in connection with Section 5.2.3, no right, express or implied, is granted by this Agreement to either Party to use in any manner the name of the other or any other trade name or trademark of the other in connection with the performance of this Agreement.
     16.9. Notice and Reports. All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and addressed to the address first set forth above with a copy to the legal department of the respective Party at the addresses set forth in the introductory paragraph to this agreement (or such other address as the Parties may designate by written notice in the manner aforesaid), and shall be deemed to be given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); on the fourth day after it is sent, if sent for express delivery to a foreign address by recognized express delivery service (e.g. Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested.

     16.10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law. The Parties irrevocably agree that the federal district courts in the State of New York shall have exclusive jurisdiction to deal with any disputes arising out of or in connection with this Agreement and that, accordingly, any proceedings arising out of or in connection with this Agreement shall be brought in the U.S. District Court for the Southern District of New York. Notwithstanding the foregoing, if there is any dispute for which the federal district courts in the State of New York do not have subject matter jurisdiction, the state courts in New York shall have jurisdiction. In connection with any dispute arising out of or in connection with this Agreement, each Party hereby expressly consents and submits to the personal jurisdiction of the federal and state courts in the County, City and State of New York.
     16.11. Force Majeure. A Party shall not be liable for nonperformance or delay in performance, except for defaulted obligations of payment, to the extent that such nonperformance or delay in performance is caused by any event reasonably beyond the control of such Party including, but not limited to wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lockouts, unavailability of supplies, epidemics, fire, flood, earthquake, force of nature, explosion, terrorist act, embargo, or any other act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency (each a “Force Majeure Event”). In the event of any such delay, the delayed Party may defer its performance for a period equal to the time of such delay, provided that the delayed Party gives the other Party written notice thereof promptly and, in any event, within thirty (30) calendar days of discovery thereof, and uses its good faith efforts to cure the excused breach.
     16.12. No Third Party Benefit. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto, their successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person or Persons any right, benefits or remedies of any nature whatsoever under or by reason of this Agreement.
     16.13. Entire Agreement. This Agreement and any Schedules attached hereto and the Confidentiality Agreement, constitute the entire agreement between Spectrum and Par with respect to the Products and supersede all prior representations, understandings and agreements with respect to such Products. This Agreement and any Schedules attached hereto shall prevail over those of any purchase order, agreement, or other document or understanding any kind pertaining to such sale, except that to the extent there is a conflict between the standard shipping terms and this Agreement, the later shall control.
     16.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes are deemed to be an original and all of which shall constitute on instrument.
     16.15. Public Announcements. Except as agreed to by the Parties, neither Party shall make any publicity releases, interviews or other dissemination of information concerning this Agreement or its terms, or either Party’s performance hereunder, to communication media, financial analysts or others without the prior written approval of the other Party, which approval shall not be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary in this Agreement, the Parties understand and agree that either Party, may, if so required, disclose some or all of the information included in this Agreement or other Confidential Information of the other Party (i) in order to comply with its obligations under the law, including the United States Securities Act of 1933, the United States Securities Exchange Act of 1934 (“SEC”), (ii) the listing standards or agreements of any national or international securities exchange or The NASDAQ Stock Market or other similar laws of a Governmental Authority, (iii) to respond to an inquiry of a Governmental Authority or regulatory authority as required by law, or (iv) in a judicial, administrative or arbitration proceeding. In any such event the Party making such disclosure shall (A) provide the other Party with as much advance notice as reasonably practicable of the required disclosure, (B) cooperate with the other Party in any attempt to prevent or limit the disclosure, and (C) limit any disclosure to the specific purpose at issue.
[Signature Page Follows]

[Signature Page to Development and Marketing Agreement]
     IN WITNESS WHEREOF, the Parties hereto have executed this Development and Marketing Agreement to be effective as of the Effective Date.

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Rajesh C. Shrotriya, M.D.

Name:	Rajesh C. Shrotriya, M.D.

Title:	Chairman, CEO and President

PAR PHARMACEUTICAL, INC.

By:	/s/ Scott L. Tarriff

Name:	Scott L. Tarriff

Title:	President and CEO

SCHEDULE 1.18

Group A Generic Products
Dosage Form;
NDA No.	Reference Listed Drug	Route	Strength	Package Forms

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1.19

Group B Generic Products
Dosage Form;
NDA No.	Reference Listed Drug	Route	Strength	Package Form

019880	Paraplatin (carboplatin)	Injectable; Injection	10MG/ML	5ml multiple dose glass vial
019880	Paraplatin (carboplatin)	Injectable; Injection	10MG/ML	15ml fill in 20ml multiple dose glass vial
019880	Paraplatin (carboplatin)	Injectable; Injection	10MG/ML	45ml fill in 50ml multiple dose glass vial
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1.20

Group C Generic Products
Dosage Form;
NDA No.	Reference Listed Drug	Route	Strength	Package Form

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1.37

Sumatriptan Products
NDA		Dosage Form;
No.	Reference Listed Drug	Route	Strength	Package Form

020080	Imitrex (sumatriptan succinate)	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 7.2.1

NDA		Dosage Form;		Milestone
No.	Reference Listed Drug	Route	Strength	Amount

***	***	***	***	***
***	***	***	***	***

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 11.1.5
***

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.